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                                                                   EXHIBIT 10.37

            AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT


         AMENDMENT ("Amendment") dated as of July 31, 2000 by and among dELiA*s Inc., a Delaware corporation ("dELiA*s") and the Subsidiaries of dELiA*s set forth on Schedule 1 attached hereto (each individually, a "Borrower" and collectively, "Borrowers") and Congress Financial Corporation, a Delaware corporation ("Lender").

                               W I T N E S S E T H

         WHEREAS, Borrowers and Lender have entered into financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Credit Agreement, dated April 28, 2000, by and among Lender and Borrowers (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Credit Agreement") and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, including the Credit Agreement, as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"); and

         WHEREAS, Borrowers have requested that Lender agree to certain amendments to the Credit Agreement and Lender is willing to agree to such amendment, subject to the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1. INTERPRETATION. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Credit Agreement.

         Section 2. AMENDMENT. Section 12 of the Credit Agreement is hereby amended by adding a new Section 12.19 on to the end thereof as follows:

         "12.19  CONFIDENTIALITY.

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                  (a) Lender shall use all reasonable efforts to keep
         confidential, in accordance with its customary procedures for handling confidential information and safe and sound lending practices, any non-public information supplied to it by Borrowers or Borrowers' accountants or attorneys pursuant to this Agreement or prior to the date of this Agreement in connection with Lender's credit evaluation of Borrowers, in any case which is clearly confidential by its nature or which is clearly and conspicuously marked as confidential at the time such information is furnished by Borrowers to Lender, PROVIDED, THAT, nothing contained herein shall limit the disclosure of any such information: (i) to the extent required by statute, rule, regulation, subpoena or court order, (ii) to bank examiners and other regulators, auditors and/or accountants, (iii) in connection with any litigation to which Lender is a party, (iv) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) shall have first agreed in writing to treat such information as confidential in accordance with this Section 12.19, or (v) to counsel for Lender or any participant or assignee (or prospective participant or assignee).

                  (b) In no event shall this Section 12.19 or any other provision of this Agreement or applicable law be deemed: (i) to apply to or restrict disclosure of information that has been or is made public by Borrowers or any third party without breach of this Section
         12.19 or otherwise become generally available to the public other than as a result of a disclosure in violation hereof, (ii) to apply to or restrict disclosure of information that was or becomes available to Lender on a non-confidential basis from a person other than Borrowers,
         (iii) to require Lender to return any materials furnished by Borrowers to Lender or (iv) to prevent Lender from responding to routine informational requests in accordance with the CODE OF ETHICS FOR THE EXCHANGE OF CREDIT INFORMATION promulgated by The Robert Morris Associates or other applicable industry standards relating to the exchange of credit information. The obligations of Lender under this
         Section 12.19 shall supersede and replace the obligations of Lender under any confidentiality letter signed prior to the date hereof."

         Section 3. CONDITIONS PRECEDENT. The effectiveness of the amendment contained herein shall be subject to Lender's receipt of an original of this Amendment, in form and substance satisfactory to Lender, duly authorized, executed and delivered by Borrowers and the execution of this Amendment by Lender.

         Section 4.  PROVISIONS OF GENERAL APPLICATION.

         4.1. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.


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         4.2 GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

         4.3 BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         4.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the date and year first above written.


                                                  dELiA*s INC.
                                                  dELiA*s DISTRIBUTION COMPANY
                                                  dELiA*s FOREIGN SALES
                                                  CORPORATION
                                                  dELiA*s OPERATING COMPANY
                                                  dELiA*s PROPERTIES INC.
                                                  dELiA*s RETAIL COMPANY
                                                  SCREEEM! INC.
                                                  STORYBOOK INC.
                                                  TSI SOCCER CORPORATION
                                                  TSI RETAIL COMPANY

                                                  By:___________________________

                                                  Title:________________________
AGREED TO:

CONGRESS FINANCIAL CORPORATION

By:_____________________________

Title:____________________________





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                                   SCHEDULE 1

                                    Borrowers


                           dELiA*s Inc.
                           dELiA*s Distribution Company
                           dELiA*s Foreign Sales Corporation
                           dELiA*s Operating Company
                           dELiA*s Properties Inc.
                           dELiA*s Retail Company
                           Screeem! Inc.
                           Storybook Inc.
                           TSI Soccer Corporation
                           TSI Retail Company